FIRST GEORGIA HOLDING, INC.
                               PROXY
                 SOLICITED BY THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON JANUARY 20, 1998

The undersigned shareholder of First Georgia Holding, Inc. (the "Company") hereby appoints B.W. Bowie, Terry K. Driggers, and Roy K. Hodnett as proxies with full power of substitution, acting by majority or by any of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the main offices of First Georgia Bank, at 1703 Gloucester Street, Brunswick, Georgia on Tuesday, January 20, 1998 at 5:00 P.M. Eastern Standard Time, and at any adjournments thereof, upon the proposals described in the accompanying
Notice of the Annual Meeting and the Proxy Statement relating to the Meeting (the "Proxy Statement"), receipt of which is hereby acknowledged.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL:  Election of Directors

 __________FOR all nominees listed                 _________WITHHOLD AUTHORITY
            below (except as marked to                       To vote for all
            to the contrary below)                           nominees listed
                                                             below

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

JAMES D. MOORE       D. LAMONT SHELL             M. FRANK DeLOACH, III


This Proxy will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR the proposals. Discretionary authority is hereby conferred as to all other matters which may come before the Meeting.

	                                           							Dated: ________, 1998


                                                   ___________________________
                                                   Signature of Shareholder


                                                   ____________________________
                                                   Additional signature (if held
                                                   jointly)

If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian, or custodian please indicate the capacity in which you are acting. Please mark, date and sign the Proxy, then return it in the enclosed return-addressed envelope. No postage is necessary.


PLEASE RETURN PROXY BY JANUARY 15, 1998

                          FIRST GEORGIA HOLDING, INC.
                            1703 Gloucester Street
                           Brunswick, Georgia 31520
                              (912) 267-7283



                             December 19, 1997



To the Shareholders of FIRST GEORGIA HOLDING, INC.:

	You are cordially invited to attend the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") to be held on January 20, 1998 at the main office of First Georgia Bank, F.S.B. at 1703 Gloucester Street, Brunswick, Georgia. Enclosed is the Official Notice of the Annual Meeting, the Proxy Statement of management of the Company, and the Company's 1997 Annual Report.

	The principal business of the meeting will be to elect the Company's Class III Directors to serve a term of three years. We will also review the operations of the Company and the Bank for the past year.

	Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible.

                                         							Very truly yours,

                                                HENRY S. BISHOP

	                                         						Henry S. Bishop
                                         							Chairman

                           FIRST GEORGIA HOLDING, INC.
                            1703 Gloucester Street
                           Brunswick, Georgia 31520
                             (912) 267-7283

                           NOTICE OF ANNUAL MEETING

                        To be Held on January 20, 1998



	NOTICE IS HEREBY GIVEN that the Annual Meeting of
Shareholders of First Georgia Holding, Inc. (the "Company") will be held on January 20, 1998 at 5:00 p.m. Eastern Standard Time at the main office of First Georgia Bank, F.S.B. (the "Bank") at 1703 Gloucester Street, Brunswick, Georgia, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1)	To elect the Class III Directors to serve a term of three years.

     (2)	To transact such other business as may properly come before the meeting.

	The Board of Directors has fixed the close of business on December 1, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

	All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             HENRY S. BISHOP

	                                       					Henry S. Bishop
                                       						Chairman

                                                                             1
                            FIRST GEORGIA HOLDING, INC.
                              1703 Gloucester Street
                             Brunswick, Georgia 31520

                                 PROXY STATEMENT



                                  INTRODUCTION

	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Georgia Holding, Inc. (the "Company"), for use at the annual meeting of shareholders to be held on January 20, 1998, at the main office of First Georgia Bank, F.S.B. (the "Bank") at 1703 Gloucester Street, Brunswick, Georgia, and at any adjournments thereof.

	This Proxy Statement and the form of proxy were first mailed to shareholders on or about December 19, 1997. If the enclosed form of proxy is properly executed, returned and not revoked, it will be voted in accordance with specifications made by the shareholder. If the form of proxy is signed and returned, but specifications are not made, the proxy will be voted FOR the election of directors.

	Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to G.F. Coolidge, III, Secretary of the Company, at the Company's office, either an instrument revoking the proxy, a duly executed proxy bearing a later date, or by attending the meeting and voting in person.


                     VOTING AT THE ANNUAL MEETING

	The close of business on December 1, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value (the
"Stock") authorized, of which 3,052,319 shares were issued and outstanding. Each such share is entitled to one vote on matters to be presented at the meeting.

                        ELECTION OF DIRECTORS

General
-------
	Pursuant to the Company's Articles of Incorporation, its Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of Directors in the third Class (III) expire at the 1998 Annual Meeting; the terms of Directors in the first Class (I) expire at the 1999 Annual Meeting; and the terms of Directors in the second Class (II) expire at the 2000 Annual Meeting. At each Annual Meeting of shareholders, Directors elected to succeed those in the Class whose terms then expire are elected for three-year terms so that the term of office of one class of Directors expires each year.

 	The Board of Directors proposes that James D. Moore, D. Lamont
Shell, and M. Frank Deloach III be elected as Class III Directors to serve a term of three years.

The following table set forth on the following page shows for each Director (a) his class and term of office, (b) his name, (c) his age at December 31, 1997,(d) the year he was first elected as a Director of the Company, (e) any positions held by him with the Company or the Bank other than as a Director, and (f) his business experience for the last five years:


                                   Class I

                   Term to Expire at the 1999 Annual Meeting
                   -----------------------------------------


                           Year First           Positions With Company
Name               Age      Elected            and Business Experience
------------      -----   ------------        -------------------------

B. W. Bowie*        69       1994             Retired Senior Vice President,
                                              General Manager and Director of
                                              Federal Paperboard Company,
                                              Nontvale, New Jersey (a company
                                              which manufactures paper products)


Terry K. Driggers   43       1995             President, Driggers Construction
                                              Company (a commercial construction
                                              company)


Roy K. Hodnett      77       1995             President, T.H.E. Management
                                              Company, The Island Inn (a real
                                              estate management company and
                                              hotel)


*Mr. Bowie is also a director of Gravure Packing Company.


                                   Class II

                   Term to Expire at the 1999 Annual Meeting
                   -----------------------------------------


                           Year First           Positions With Company
Name               Age      Elected            and Business Experience
------------      -----   ------------        -------------------------
Henry S. Bishop     55       1988             Chairman of the Board; President
                                              of the Company; President and CEO
                                              of the Bank

Hubert W. Lang      73       1988             President and Manager, Lang
                                              Planing Mill, Inc. (a retail
                                              building supply company)

E. Raymond Mock     64       1988             President Mock Enterprises, Inc.,
                                              Rayette Foods, Inc., and KTP, Inc.
                                              (general merchandising and grocery
                                              business)

                                   Class III

                   Term to Expire at the 1999 Annual Meeting
                   -----------------------------------------


                           Year First           Positions With Company
Name               Age      Elected            and Business Experience
------------      -----   ------------        -------------------------

James D. Moore      63       1988             President, J.D. Moore, Inc. (A
                                              petroleum jobber)


D. Lamont Shell     65       1994             President, Glynn Electric Supply
                                              company (a wholesale electrical
                                              supply company)

M. Frank
 DeLoach, III       38       1997             Partner, Culver & DeLoach (a real
                                              estate development company);
                                              Partner, North End Partners (a
                                              real estate development company);
                                              Director, Kids Way Inc. (a
                                              business training company for
                                              young people)

Meetings and Committees
-----------------------
	During the year ended September 30, 1997, the Board of Directors of the Company held three (3) meetings. During the same period, the Board of Directors of the Bank held twelve (12) meetings. During his term as a director during 1997, each director attended at least 75% of the aggregate of (a) the total number of meetings of the Boards of Directors of the Company and the Bank, and (b) the total number of meetings held by Committees of which he was a member.

	The Board of Directors of the Company has not established any standing committees. The Board of Directors of the Bank, however, has established various standing committees, including an Audit Committee and a Compensation Committee.

	The Audit Committee's functions include (a) providing assistance to the Board of Directors in fulfilling its responsibilities for examinations of the Company and the Bank by regulatory agencies and independent auditors, (b) determining that the Company and the Bank have adequate administrative, operating and internal accounting controls and that they are operating in accordance with prescribed procedures, and (c) serving as an independent party in the review of the financial information of the Company and the Bank prior to its distribution to the Company's shareholders and the public. The current members of the Audit Committee are Terry Driggers, James D. Moore,
Raymond Mock, Jr. and D. Lamont Shell. The Audit Committee meetings are called by the Audit Committee Chairman or the Company's internal auditor. During 1997, the Audit Committee met four (4) times.

	The Compensation Committee's functions are to review the compensation of all employees and make its recommendations regarding compensation to the full Board of Directors. The Board of Directors also awards discretionary bonuses to employees generally at the end of the Bank's fiscal year based on the Bank's performance for the year and the recommendation of the Compensation Committee. The current members of the Compensation Committee are B.W. Bowie, Roy Hodnett, James D. Moore and
E. Raymond Mock, Jr. The Compensation Committee meetings are called by the Compensation Committee Chairman or the President of the Bank. During fiscal year 1997, the Compensation Committee did not meet.

	The Bank does not currently have a standing nominating committee.

                          OWNERSHIP OF STOCK

Principal Holders of Stock
--------------------------
	On December 1, 1997, the Company had 3,052,319 shares of Stock outstanding which were held by 263 shareholders of record. The following table sets forth the persons who beneficially owned, as of December 1, 1997, more than 5% of the outstanding shares of Stock to the best information and knowledge of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.



Name and address of                  Amount and Nature of        Percentage of
 Beneficial Owner                    Beneficial Ownership         of Total(1)
--------------------                 --------------------        --------------

Henry S. Bishop                            586,129 (2)                16.70%
1703 Gloucester Street
Brunswick, Georgia 31520

James A. Bishop                            287,548 (3)                 8.20%
P. O. Box 1396
Brunswick, Georgia 31520

Roy K. Hodnett                             303,254 (4)                 8.64%
Box 1
St. Simons Island, Georgia 31522


(1)	Percentages are calculated assuming the exercise of options to purchase an aggregate of 456,408 shares, resulting in total outstanding shares of 3,508,727.

(2)	Consists of 230,971 shares held of record by Mr. Bishop and an aggregate of 355,158 shares subject to presently exercisable options.

(3)	Consists of 156,768 shares held of record by Mr. Bishop, 55,687
shares held of record by Mr. Bishop's 	spouse, 2,530 shares held of record
by their minor child, and 72,563 shares held of record by James A. Bishop Trustee James A. Bishop a Professional Corporation Target Benefit Pension Plan dated 11/15/81.

(4)	Consists of 234,321 shares held of record by Mr. Hodnett, 20,632 shares held of record by Mr. Hodnett's spouse, 19,045 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, 21,381 held in a joint family trust, and 7,875 held of record by Synovus as Trustee for Mr. Hodnett's spouse's IRA.

Stock Owned by Management
-------------------------

	The following table sets forth the number and percentage ownership of shares of Stock beneficially owned by each existing Director of the Company and by all Directors and executive officers of the Company as a group as of December 1, 1997. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.


                                    Amount and Nature of          Percentage of
Name of Director                    Beneficial Ownership             Total(1)
----------------------             ----------------------         --------------

Henry S. Bishop                          586,129 (2)                 16.70%
1703 Gloucester Street
Brunswick, Georgia 31521

B.W. Bowie                               162,592 (3)                  4.63%
16 Kings Way
St. Simons Island, GA 31522

M. Frank DeLoach III                       1,000                      0.03%
110 Harrison Pointe Dr.
St. Simons Island, GA 31522

Terry K. Driggers                         21,750                      0.62%
112 River Way
Brunswick, GA 31520

Roy K. Hodnett                           303,254 (4)                  8.64%
520 Ocean Blvd.
St. Simons Island, GA
31522

Hubert W. Lang, Jr.                       18,900                      0.54%
P.O. Box 1659
Brunswick, GA 31521

E. Raymond Mock, Jr.                      23,312                      0.72%
4003 Riverside Drive
Brunswick, GA 31520

James D. Moore                            28,687                      0.82%
P.O. Box 1078
Brunswick, GA 31521

D. Lamont Shell                            4,050                      0.12%
P.O. Box 1279
Brunswick, GA 31521

All Directors and Executive
Officers as a  Group (10 persons,
all of whom are also shareholders)     1,226,084 (5)                 34.94%

     (1)	Percentages are calculated assuming the exercise of options to purchase an aggregate of 456,408 shares, resulting in total outstanding shares of 3,508,727.

     (2)	Consists of 230,971 shares held of record by Mr. Bishop and an aggregate of 355,158 shares subject to presently exercisable options.

     (3) Consists of 160,062 shares held of record by Mr. Bowie and 2,530 shares held of record by his minor child.

     (4)	Consists of 234,321 shares held of record by Mr. Hodnett, 20,632 shares held of record by Mr. Hodnett's spouse, 19,045 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, 21,381 held in a joint family trust, and 7,875 held of record by Synovus as Trustee for Mr. Hodnett's spouse's IRA.


     (5) Includes an aggregate of 456,408 shares subject to presently exercisable options.


     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

	To the Company's knowledge, its directors, executive officers, and greater than 10% of shareholders complied during 1997 with all applicable
Section 16(a) filing requirements.

EXECUTIVE OFFICERS

	The table set forth below shows for each executive officer of the Company (a) the person's name, (b) his age at December 31, 1997, (c) the year he was first elected as an officer of the Company (which was organized in 1988), and (d) his present positions with the Company and the Bank and other business experience for the past five years if he has been employed by the Company or the Bank for less than five years.


                              Position with the Company           Year First
Name               Age              and the Bank                   Elected
--------------    ----       ---------------------------         -----------

Henry S. Bishop    55        Chairman of the Board,                 1988
                             President and Chief Executive
                             Officer of the Company and the
                             Bank

G. F.
 Coolidge III      48        Secretary/Treasurer of	the Company     1991
                             Executive Vice President and Chief
                             Financial Officer of the Bank

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation
----------------------------------------------

	The following table sets forth the total compensation paid to each executive officer where cash compensation exceeded $100,000 in fiscal 1997.



                          Summary Compensation Table
                          --------------------------

                                    Annual Compensation
Name & Principal                    -------------------           All Other
    Position           Year         Salary        Bonus          Compensation
-----------------     ------       --------     ---------      ----------------

Henry S. Bishop        1997        $158,906      $19,413            $2,375 (1)
Chief Executive
Officer

                       1996        $150,000      $19,413            $2,400 (1)

                       1995        $150,000      $19,413            $2,280 (1)


     (1)	Consists of contributions by the Bank to the 401(k) account of Mr.
Bishop.

	The following table contains, with respect to the person named in the Summary Compensation Table, information concerning the number of stock options held, the number currently exercisable, and the value of the exercisable options. Based on the limited trading information available to the Company, the per share fair market value of stock at September 30, 1997 ($9.00) exceeded the per share exercise price of the listed options ($1.63 and $3.18) by $7.37 and $5.82, respectively.

Fiscal Year End Option Values


                                                          Value of Unexercised
                          Number of Unexercised           In-the-Money Options
Name                         Options at 9/30/97               At 9/30/97(1)
---------------        --------------------------     --------------------------
                       #Exercisable/Unexercisable     $Exercisable/Unexercisable

Henry S. Bishop	                 355,158                        $2,268,000
                                -------                        ----------
-----------------------------
(1)	Calculated by subtracting the exercise price from the market value of the Stock at September 30, 1997 and multiplying the resulting figure by the number of shares subject to in-the-money options.

	Mr. Bishop received certain other benefits from the Bank. The total value of the benefits was less than 10% of his annual salary and bonus.


Compensation of Directors
-------------------------
	The Bank pays each director $500 per Board meeting for his service as a Bank Director. Each director also receives an additional $100 per Bank Committee meeting attended. Directors of the Company are not separately compensated for their service as Directors of the Company nor for their service as members of committees. Mr. Bishop received $6,000 in Director's fees during fiscal 1997.


Certain Other Transactions
--------------------------
	The Company's directors, executive officers and principal shareholders, together with their immediate family members and the companies associated with them, have engaged in banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals since October 1, 1996 (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rate, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

	James A. Bishop, an attorney and a principal shareholder of the Company, and Henry S. Bishop, President of the Company, are brothers. For the year ended September 30, 1997, the Bishop Law Firm received legal fees of $58,259 from the Company or the Bank for general representation. During the same period, such law firm also received legal fees of $16,066 for representing the Bank in loan transactions in which its fees were paid by third party borrowers.

                        SHAREHOLDER PROPOSALS

	Any proposal which an eligible shareholder wishes to have presented at the next annual meeting of shareholders, expected to be held in January, 1999, must be received at the main office of the Company, 1703 Gloucester Street, Brunswick, Georgia 31520, no later than September 1, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of shareholders. It is suggested that any such proposals be sent by certified mail, return receipt requested.


                              ACCOUNTING MATTERS

	Deloitte & Touche, LLP, Jacksonville, Florida, independent certified public accountants, audited the financial statements of and provided various services to the Company and the Bank as of and for the year ended September 30, 1997. A representative of Deloitte & Touche LLP is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.


OTHER MATTERS

	The Board of Directors of the Company knows of no other matters which may be brought before the

Annual Meeting. If, however, any matter other than the election of directors and ratification of the appointment of the auditors, or any matters incident thereto should properly come before the Annual Meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.


                     EXPENSES AND SOLICITATION OF PROXIES

	All expenses of the proxy solicitation will be paid directly or indirectly by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Bank may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Stock held of record by such persons, and if requested will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

                            AVAILABLE INFORMATION

Shareholders may obtain, without charge, a copy of the 1997 Annual Report on Form 10-KSB of the Company. Written requests should be addressed to:

                               Eli D. Mullis
                        First Georgia Holding, Inc.
                               P.O. Box 2257
                            Brunswick, GA 31521